[Logo]                                            ANNUAL REPORT, MARCH 31, 1997
                                                  AMERICAN GAS INDEX FUND, INC.
                                 4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                                  (800) 622-1386 (301) 657-1510

--------------------------------------------------------------------------------

Dear Shareholders:

The total return for the Fund's fiscal year ended March 31, 1997 was 15.60% consisting of a price return of 12.00% and income return of 3.60%. The first three quarters were positive. After reaching an all time high net asset value of $15.68 on January 17, 1997, the Fund's performance weakened in the fourth fiscal quarter. This dip in performance reflected general market conditions rather than any change in positive gas industry fundamentals. Sixty percent of the Fund's holdings increased in value during the fiscal year including 90% of the largest positions. There were no major changes in the Fund's holdings except for those necessitated by merger and acquisition activity.

The outlook for favorable publicity predicting increased natural gas consumption remains strong. Recent regulatory pronouncements on revisited clean air standards are a strong incentive for gas usage in electric power generation and industrial applications. In addition, the regulatory restructuring of electric power generation and transmission seems to indicate that as nuclear power plants are retired after their 40 year licenses expire, gas usage will get a further boost for purely economic advantages plus less political challenges. Gas supply and delivery are being enhanced by new pipeline capacity, robust exploration and production and expanded gas storage facilities. Merger and acquisition activity

                  TOP FIVE PERFORMERS
     (PRICE CHANGE: APRIL 1, 1996 - MARCH 31, 1997)

Noram Energy Corp.                                58.11%
El Paso Energy Corp.                              53.04%
Sonat, Inc.                                       51.39%
TPC Corp.                                         50.70%
PanEnergy Corp.                                   38.55%

                 BOTTOM FIVE PERFORMERS
     (PRICE CHANGE: APRIL 1, 1996 - MARCH 31, 1997)

PECO Energy Co.                                   -23.47%
WPS Resources Corp.                               -22.68%
Illinova Corp.                                    -18.67%
Wisconsin Energy Corp.                            -13.66%
Delmarva Power & Light Co.                        -13.53%

                            TOTAL RETURN COMPARISON
                        (APRIL 1, 1996 - MARCH 31, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           Dow Jones
American Gas Index Fund    Dow Jones Industrials           Utilities    S&P 500
15.60%                                    19.74%               8.34%     19.82%

 The average annual total return was 15.60% for the one-year period, 13.87% for the five-year period, and 9.79% for the period 5/10/89 (inception) through March 31, 1997. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares.

is continuing to strengthen the attractiveness of the Fund's portfolio. Investing in companies involved in natural gas transmission and distribution, through the American Gas Index Fund, is an ideal way to financially participate in this dynamic industry.

According to the American Gas Association, the market value of pipeline companies represented 27% of the portfolio, diversified/integrated companies comprised 31%, combination companies made up 18% and natural gas utility companies were 24%.

                                 AMERICAN GAS INDEX FUND
                             THREE LARGEST HOLDINGS BY SECTOR

NATURAL GAS UTILITIES                             PIPELINE
Pacific Enterprises                               PanEnergy Corp.
NICOR, Inc.                                       Enron Corp.
MCN Energy Group, Inc.                            The Williams Companies, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    NATURAL GAS
     UTILITIES        PIPELINE    COMBINATION   DIVERSIFIED
24%                         27%            18%          31%

DIVERSIFIED/INTEGRATED                            COMBINATION NATURAL GAS &
Occidental Petroleum Corp.                        ELECTRIC UTILITIES
Consolidated Natural Gas Co.                      PG&E Corp.
The Columbia Gas System, Inc.                     CMS Energy Corp.
                                                  Consolidated Edison Co. of NY, Inc.

We look forward to future growth in the value of the Fund and your continued participation.

Sincerely,

                [SIG]

Richard J. Garvey
Chairman
American Gas Index Fund, Inc.

                         AMERICAN GAS INDEX FUND, INC.
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1997

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS
PanEnergy Corp .........................  250,000  $ 10,781,250       5.06%
Occidental Petroleum Corp. .............  425,000    10,465,625       4.91%
Enron Corp. ............................  275,000    10,450,000       4.90%
The Williams Companies, Inc. ...........  230,000    10,235,000       4.80%
Consolidated Natural Gas Co. ...........  200,000    10,075,000       4.73%
El Paso Energy Co. .....................  175,000     9,909,375       4.65%
The Coastal Corp. ......................  175,000     8,400,000       3.94%
The Columbia Gas System, Inc. ..........  145,000     8,391,875       3.94%
Pacific Enterprises ....................  250,000     7,562,500       3.55%
Sonat, Inc. ............................  135,000     7,357,500       3.45%
PG&E Corp. .............................  300,000     7,050,000       3.31%
NorAm Energy Corp. .....................  475,000     6,946,875       3.26%
NGC Corp. ..............................  390,000     6,142,500       2.88%
NICOR, Inc. ............................  145,000     4,640,000       2.18%
MCN Energy Group Inc. ..................  160,000     4,500,000       2.11%
National Fuel Gas Co. ..................   90,000     3,847,500       1.81%
Brooklyn Union..........................  120,000     3,300,000       1.55%
KN Energy, Inc. ........................   90,000     3,555,000       1.67%
Peoples Energy Corp. ...................  100,000     3,312,500       1.55%
AGL Resources, Inc. ....................  170,000     3,123,750       1.47%
Washington Gas Light Co. ...............  135,000     3,037,500       1.43%
Questar Corp. ..........................   80,000     2,870,000       1.35%
CMS Energy Corp. .......................   75,000     2,465,625       1.16%
Consolidated Edison Co. of New York,
  Inc. .................................   80,000     2,400,000       1.13%
Public Service Enterprise Group,
  Inc. .................................   90,000     2,362,500       1.11%
Equitable Resources, Inc. ..............   70,000     2,143,750       1.01%
Piedmont Natural Gas Co., Inc. .........   90,000     2,070,000       0.97%
ENSERCH Corp. ..........................  100,000     2,050,000       0.96%
NIPSCO Industries, Inc. ................   50,000     1,962,500       0.93%
ONEOK, Inc. ............................   75,000     1,950,000       0.92%
Public Service Co. of Colorado .........   45,000     1,743,750       0.82%
Indiana Energy, Inc. ...................   70,000     1,723,750       0.81%
WICOR, Inc. ............................   50,000     1,700,000       0.80%
Northwest Natural Gas Co. ..............   65,000     1,592,500       0.75%
Cinergy Corp. ..........................   40,000     1,365,000       0.64%
Southwest Gas Corp. ....................   75,000     1,303,125       0.61%
Atmos Energy Corp. .....................   50,000     1,268,750       0.60%
New Jersey Resources Corp. .............   45,000     1,282,500       0.60%
Puget Sound Energy Co. .................   50,000     1,262,500       0.59%
Eastern Enterprises ....................   40,000     1,235,000       0.58%

                         AMERICAN GAS INDEX FUND, INC.
                     STATEMENT OF NET ASSETS -- (CONTINUED)

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS (CONTINUED)
Southern Union Co.* ....................   50,000  $  1,143,750       0.54%
UtiliCorp United, Inc. .................   45,000     1,147,500       0.54%
Baltimore Gas and Electric Co. .........   42,500     1,136,875       0.53%
Enova Corp. ............................   50,000     1,100,000       0.52%
Public Service Co. of North Carolina,
  Inc. .................................   60,000     1,072,500       0.50%
Laclede Gas Co. ........................   50,000     1,043,750       0.49%
Bay State Gas Co. ......................   40,000     1,025,000       0.48%
PECO Energy Co. ........................   50,000     1,018,750       0.48%
Citizens Utilities Co., Series B .......   75,000       890,625       0.42%
MDU Resources Group, Inc. ..............   40,000       870,000       0.41%
Long Island Lighting Co. ...............   35,000       840,000       0.39%
Northern States Power Co. ..............   17,500       829,063       0.39%
Western Resources, Inc. ................   27,500       825,000       0.39%
MidAmerican Energy Holdings Co. ........   47,500       813,437       0.38%
United Cities Gas Co. ..................   35,000       805,000       0.38%
SCANA Corp. ............................   30,000       761,250       0.36%
Energen Corp. ..........................   25,000       746,875       0.35%
TPC Corp.* .............................   55,000       735,625       0.35%
Wisconsin Energy Corp. .................   30,000       735,000       0.34%
Yankee Energy System, Inc. .............   30,000       660,000       0.31%
North Carolina Natural Gas Corp. .......   20,000       642,500       0.30%
Connecticut Energy Corp. ...............   27,500       615,312       0.29%
NUI Corp. ..............................   30,000       618,750       0.29%
CTG Resources, Inc. ....................   27,500       605,000       0.28%
L G & E Energy Corp. ...................   25,000       603,125       0.28%
The Montana Power Co. ..................   27,500       591,250       0.28%
South Jersey Industries, Inc. ..........   28,200       602,775       0.28%
UGI Corp. ..............................   25,000       593,750       0.28%
Colonial Gas Co. .......................   27,500       570,625       0.27%
DPL, Inc. ..............................   22,500       542,813       0.25%
Illinova Corp. .........................   22,500       514,688       0.24%
Public Service Co. of New Mexico .......   27,500       474,375       0.22%
Commonwealth Energy System .............   20,000       417,500       0.20%
New York State Electric and Gas
  Corp. ................................   20,000       432,500       0.20%
Rochester Gas and Electric Corp. .......   20,000       380,000       0.18%
Pennsylvania Enterprises, Inc. .........    8,000       359,000       0.17%
Southwestern Energy Co. ................   25,000       334,375       0.16%
WPL Holdings, Inc. .....................   12,500       343,750       0.16%
Providence Energy Corp. ................   17,500       310,625       0.15%
WPS Resources Corp. ....................   12,500       325,000       0.15%
Mobile Gas Service Corp. ...............   11,000       305,250       0.14%
SEMCO Energy, Inc. .....................   16,500       305,250       0.14%

                         AMERICAN GAS INDEX FUND, INC.
                     STATEMENT OF NET ASSETS -- (CONTINUED)

                                                   MARKET VALUE    PERCENT OF
                                          SHARES     (NOTE 1)      NET ASSETS
                                          -------  -------------   ----------
COMMON STOCKS (CONTINUED)
Delmarva Power and Light Co. ...........   15,000  $    275,625       0.13%
Orange and Rockland Utilities, Inc. ....    7,500       265,312       0.12%
SIGCORP, Inc. ..........................   11,250       262,969       0.12%
Central Hudson Gas and Electric
  Corp. ................................    7,000       230,125       0.11%
EnergyNorth, Inc. ......................   10,000       217,500       0.10%
Sierra Pacific Resources ...............    7,000       205,625       0.10%
Northwestern Public Service Co. ........    5,000       190,000       0.09%
Chesapeake Utilities Corp. .............   10,000       173,750       0.08%
Fall River Gas Co. .....................   11,000       176,000       0.08%
Essex County Gas Co. ...................    6,000       145,500       0.07%
Valley Resources, Inc. .................   12,500       145,313       0.07%
Entergy Corp. ..........................    5,000       122,500       0.06%
National Gas and Oil Co. ...............   15,000       135,000       0.06%
Roanoke Gas Co. ........................    7,500       127,500       0.06%
The Berkshire Gas Co. ..................    7,500       114,375       0.05%
Corning Natural Gas Corp. ..............    5,000       105,000       0.05%
Delta Natural Gas Co., Inc. ............    6,500       115,375       0.05%
Energy West, Inc. ......................    7,500        64,687       0.03%
Minnesota Power and Light Co. ..........    1,000        27,875       0.01%
Virginia Gas Co. .......................    2,500        24,375       0.01%
                                                   -------------   ----------
Total Common Stocks (Cost
  $145,478,073) ........................            209,647,619      98.40%
                                                   -------------   ----------

REPURCHASE AGREEMENTS

With Paine Webber at 6.25%, dated
  3/31/97, due 4/1/97, collaterized by
  U.S. Treasury Notes, due 12/31/97
  (Cost $5,094,849) ....................              5,094,849       2.39%
                                                   -------------   ----------
TOTAL INVESTMENTS (COST
  $150,572,922) ........................            214,742,468     100.79%
LIABILITIES IN EXCESS OF OTHER
  ASSETS ...............................             (1,684,492)     (0.79)%
                                                   -------------   ----------
NET ASSETS (NOTE 5) ....................           $213,057,976     100.00%
                                                   -------------   ----------
                                                   -------------   ----------
NET ASSET VALUE PER SHARE (BASED ON
  14,352,645 SHARES OUTSTANDING) .......                 $14.84
                                                   -------------
                                                   -------------

                             *Non-income producing.
                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME (Note 1)
  Dividends......................................................  $ 8,131,193
  Interest.......................................................      322,584
                                                                   -----------
    Total Investment Income......................................    8,453,777
                                                                   -----------
EXPENSES
  Investment Advisory Fee (Note 2)...............................      863,761
  Accounting and Administrative Service Fee (Note 2).............      755,792
  Administrative Fee (Note 2)....................................      215,941
                                                                   -----------
    Total Expenses...............................................    1,835,494
                                                                   -----------
NET INVESTMENT INCOME............................................    6,618,283
                                                                   -----------
Net Realized Gain on Investments.................................    8,513,880
Net Change in Unrealized Appreciation of Investments (Note 4)....   15,598,586
                                                                   -----------
NET GAIN ON INVESTMENTS..........................................   24,112,466
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $30,730,749
                                                                   -----------
                                                                   -----------

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE YEAR ENDED MARCH 31,

                                                        1997            1996
                                                    -------------   -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income...........................  $  6,618,283    $  7,270,542
  Net Realized Gain (Loss) on Investments.........     8,513,880      (1,999,723)
  Net Change in Unrealized Appreciation of
    Investments...................................    15,598,586      35,810,773
                                                    -------------   -------------
    Net Increase in Net Assets Resulting from
      Operations..................................    30,730,749      41,081,592
                                                    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income (Note 1).............    (6,785,371)     (7,193,118)
  From Net Realized Gain on Investments...........            --              --
                                                    -------------   -------------
    Total Distributions to Shareholders...........    (6,785,371)     (7,193,118)
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...............    45,036,144      44,037,602
  Reinvestment of Distributions...................     5,996,997       6,120,501
  Cost of Shares Redeemed.........................   (65,920,201)    (68,590,822)
                                                    -------------   -------------
    Net Decrease in Net Assets Resulting from
      Share Transactions..........................   (14,887,060)    (18,432,719)
                                                    -------------   -------------

   TOTAL INCREASE IN NET ASSETS...................     9,058,318      15,455,755

NET ASSETS -- Beginning of Year...................   203,999,658     188,543,903
                                                    -------------   -------------
NET ASSETS -- End of Year.........................  $213,057,976    $203,999,658
                                                    -------------   -------------
                                                    -------------   -------------

SHARES
  Sold............................................     3,081,033       3,519,043
  Issued in Reinvestment of Distributions.........       414,751         492,283
  Redeemed........................................    (4,534,204)     (5,561,511)
                                                    -------------   -------------
    Net Decrease..................................    (1,038,420)     (1,550,185)
                                                    -------------   -------------
                                                    -------------   -------------

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                                                                    FOR THE YEAR ENDED MARCH 31,
                                                                        ----------------------------------------------------
                                                                           1997         1996      1995      1994      1993
                                                                        -----------   --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year................................      $ 13.25    $ 11.13   $ 11.08   $ 12.17   $  9.45
                                                                        -----------   --------  --------  --------  --------
  Income from Investment Operations:
    Net Investment Income.............................................        0.448      0.454     0.440     0.410     0.407
    Net Realized and Unrealized Gains (Losses) on Securities..........        1.605      2.125     0.050    (1.031)    2.853
                                                                        -----------   --------  --------  --------  --------
      Total from Investment Operations................................        2.053      2.579     0.490    (0.621)    3.260
                                                                        -----------   --------  --------  --------  --------
  Distributions to Shareholders:
    From Net Investment Income........................................       (0.459)    (0.455)   (0.440)   (0.406)   (0.410)
    From Net Realized Capital Gains...................................           --         --        --    (0.063)   (0.130)
                                                                        -----------   --------  --------  --------  --------
      Total Distributions to Shareholders.............................       (0.459)    (0.455)   (0.440)   (0.469)   (0.540)
                                                                        -----------   --------  --------  --------  --------
  Net Increase (Decrease) in Net Asset Value..........................         1.59       2.12      0.05     (1.09)     2.72
                                                                        -----------   --------  --------  --------  --------
  Net Asset Value -- End of Year......................................      $ 14.84    $ 13.25   $ 11.13   $ 11.08   $ 12.17
                                                                        -----------   --------  --------  --------  --------
                                                                        -----------   --------  --------  --------  --------

TOTAL INVESTMENT RETURN...............................................        15.60%     23.46%     4.72%    (5.37)%    35.38%

RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................................         0.85%      0.85%     0.85%     0.84%     0.85%
  Net Investment Income...............................................         3.06%      3.71%     4.04%     3.33%     3.82%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.............................................          8.2%      10.0%      8.5%     11.4%     21.5%
  Net Assets at End of Year (000's omitted)...........................     $213,058   $204,000  $188,544  $209,036  $215,557
  Number of Shares Outstanding at End of Year (000's omitted).........       14,353     15,391    16,941    18,858    17,708
  Average Commission Rate Paid........................................      $0.0439(A)    --       --        --        --

------------------------------

(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

       (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

       (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally short-term capital gains are distributed quarterly and long-term capital gains, if any, are distributed annually.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates, ("Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB ("Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. In addition, the Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services the Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

The American Gas Association, (A.G.A.), serves as administrator for the Fund. As administrator, A.G.A. calculates and maintains the Index and provides the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3.  SECURITIES TRANSACTIONS

For the year ended March 31, 1997, purchases of securities were $17,177,954, and sales of securities were $32,763,920. These totals exclude short-term securities.

4.  NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of March 31, 1997, net unrealized appreciation of investments for Federal income tax purposes was $62,218,810 of which $63,693,208 related to appreciated investments and $1,474,398 related to depreciated investments. At March 31, 1997, the cost of the Fund's securities for Federal income tax purposes was $152,523,658.

5.  NET ASSETS

At March 31, 1997 net assets consisted of the following:

Paid-in-Capital..........................................................  $154,136,673
Net Unrealized Appreciation of Investments...............................    64,169,546
Accumulated Realized Loss on Investments.................................    (5,302,510)
Undistributed Net Investment Income......................................        54,267
                                                                           -------------
NET ASSETS...............................................................  $213,057,976
                                                                           -------------
                                                                           -------------

6.  CAPITAL LOSS CARRYOVERS

At March 31, 1997, for Federal income tax purposes, the Fund had capital loss carry-overs which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

Expires March 31,
-----------------------------------------------------------------
2003.............................................................  $   931,472
2004.............................................................    2,420,302
                                                                   -----------
                                                                   $ 3,351,774
                                                                   -----------
                                                                   -----------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
 of American Gas Index Fund, Inc.

We have audited the statement of net assets of American Gas Index Fund, Inc. (the Fund) as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Gas Index Fund, Inc. at March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Washington, D.C.

May 2, 1997

                                                          [Logo]

                                              AMERICAN GAS INDEX FUND

                         -------------------------------------------------------

                                                   Annual Report

                                                      March 31, 1997